ACTEL CORPORATION Q4 2004 EARNINGS RELEASE


Contact: Jon Anderson, Actel Corporation (650) 318-4445



For Release: February 1, 2005 @ 1:15 P.M. PST



              ACTEL ANNOUNCES FOURTH QUARTER 2004 FINANCIAL RESULTS


     Mountain View, Calif. - Actel Corporation (NASDAQ: ACTL) today announced net revenues of $40.3 million for the fourth quarter of 2004, down 1 percent from the fourth quarter of 2003 and up 2 percent from the third quarter of 2004. For the full fiscal year, net revenues were $165.5 million, up 10 percent from fiscal 2003.



     Pro-forma net income, which excludes acquisition-related amortization and other non-recurring items, was $0.6 million for the fourth quarter of 2004 compared with $3.0 million for the fourth quarter of 2003 and $1.2 million for the third quarter of 2004. Pro-forma earnings were $0.03 per diluted share compared with $0.11 for the fourth quarter of 2003 and $0.05 for the third quarter of 2004. Pro-forma net income was $8.2 million, or $0.31 per diluted share, for the 2004 fiscal year compared with $8.5 million, or $0.32 per diluted share, for the 2003 fiscal year.



     Including all amortization and other costs in accordance with generally accepted accounting principles (GAAP), Actel reported a net loss of $3.2 million, or ($0.12) per share, for the fourth quarter of 2004 compared with net income of $2.3 million, or $0.09 per diluted share, for the fourth quarter of 2003 and $0.5 million, or $0.02 per diluted share, for the third quarter of 2004. Net income in accordance with GAAP was $2.4 million, or $0.09 per diluted share, for the 2004 fiscal year compared with $6.2 million, or $0.24 per diluted share, for the 2003 fiscal year.



     Gross margin in accordance with GAAP was 48.2 percent for the fourth quarter of 2004 compared with 62.2 percent for the fourth quarter of 2003 and
59.3 percent for the third quarter of 2004. Gross margin was 57.4 percent for the 2004 fiscal year compared with 60.2 percent for the 2003 fiscal year. Incremental charges of $3.2 million for expenses associated with the testing of the RTSX-S space qualified FPGAs and the write down of RTSX-S inventory from the original manufacturer adversely affected gross margin for the fourth quarter of 2004 and the 2004 fiscal year.



Business Outlook - First Quarter 2005

     The company believes that first quarter revenues will increase sequentially in the mid single digit range. Gross margin is expected to be about 59%. Operating expenses are anticipated to come in at approximately $24.4 million. Other income is expected to be about $0.8 million. The tax rate for the quarter is anticipated to be approximately 10%. Share count is expected to be around
26.2 million shares.



     A conference call to discuss fourth quarter results will be held today at 2:30 p.m. Pacific Time. A live web cast and replay of the call will be available. Web cast and replay access information as well as financial and other statistical information can be found on Actel's web site, www.actel.com. In addition, the company expects to issue a press release providing a financial update early in March 2005.



     Actel Corporation is a supplier of innovative programmable logic solutions, including FPGAs based on antifuse and flash technologies, high-performance intellectual property (IP) cores, software development tools and design services, targeted for the high-speed communications, application-specific integrated circuit (ASIC) replacement and radiation-tolerant markets. Founded in 1985, Actel employs more than 500 people worldwide. The Company is traded on the Nasdaq National Market under the symbol ACTL and is headquartered at 2061 Stierlin Court, Mountain View, CA 94043-4655. Telephone: 888-99-ACTEL (992-2835). Internet: http://www.actel.com.



     The statements under the heading "Business Outlook - First Quarter 2005" are forward-looking statements made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and should be read with the "Risk Factors" in Actel's most recent Form 10-Q, which can be found on Actel's web site, www.actel.com. Actel's quarterly revenues and operating results are subject to a multitude of risks, including general economic conditions and a variety of risks specific to Actel or characteristic of the semiconductor industry, such as fluctuating demand, intense competition, rapid technological change and related intellectual property and international trade issues, wafer and other supply shortages, and booking and shipment uncertainties. These and the other Risk Factors make it difficult for Actel to accurately project quarterly revenues and operating results, and could cause actual results to differ materially from those projected in the forward-looking statements. Any failure to meet expectations could cause the price of Actel's stock to decline significantly.



Editor's Note: The Actel name and logo are trademarks of Actel Corporation. All other trademarks and servicemarks are the property of their respective owners.

                                ACTEL CORPORATION


                        CONSOLIDATED STATEMENTS OF INCOME
               (unaudited, in thousands except per share amounts)



                                                            Three Months Ended                 Fiscal Year Ended
                                                 --------------------------------------    ------------------------
                                                    Jan.2,       Jan.4,        Oct.3,        Jan. 2,       Jan.4,
                                                     2005         2004          2004           2005         2004
                                                 --------------------------------------    ------------------------
Net revenues................................     $   40,256    $   40,555    $   39,439    $  165,536    $  149,910
Costs and expenses:
   Cost of revenues.........................         20,864        15,335        16,036        70,451        59,734
   Research and development.................         11,160        10,004        11,959        45,360        39,602
   Selling, general, and
      administrative........................         12,969        12,091        11,637        48,269        44,650
   Amortization of acquisition-related
      intangibles...........................            663           663           662         2,651         2,670
                                                 ----------    ----------    ----------    ----------    ----------
         Total costs and expenses...........         45,656        38,093        40,294       166,731       146,656
                                                 ----------    ----------    ----------    ----------    ----------
Income (loss) from operations...............         (5,400)        2,462          (855)       (1,195)        3,254
Interest income and other, net..............            782           740           821         2,935         3,301
                                                 ----------    ----------    ----------    ----------    ----------
Income (loss) before tax (benefit) provision         (4,618)        3,202           (34)        1,740         6,555
Tax (benefit) provision.....................         (1,451)          874          (551)         (654)          327
                                                 ----------    ----------    ----------    ----------    ----------
Net income..................................     $   (3,167)   $    2,328    $      517    $    2,394    $    6,228
                                                 ==========    ==========    ==========    ==========    ==========

Net income (loss) per share:
   Basic....................................     $   (0.12)    $     0.09    $     0.02    $     0.09    $     0.25
                                                 ==========    ==========    ==========    ==========    ==========
   Diluted..................................     $   (0.12)    $     0.09    $     0.02    $     0.09    $     0.24
                                                 ==========    ==========    ==========    ==========    ==========

Shares used in computing net income (loss) per share:
   Basic....................................         25,368        25,339        25,600        25,584        24,808
                                                 ==========    ==========    ==========    ==========    ==========
   Diluted..................................         25,368        27,235        25,930        26,421        26,300
                                                 ==========    ==========    ==========    ==========    ==========

                                ACTEL CORPORATION

                              PRO-FORMA INFORMATION
                   EXCLUDING ACQUISITION-RELATED AMORTIZATION
                                 AND OTHER ITEMS
                    (in thousands, except per share amounts)

     The following Pro-Forma supplemental information adjusts for the effect of acquisition-related amortization and other non-operating items. Not all acquisition-related amortization charges are deductible for income tax purposes. The tax implications of these items have been included in the determination of pro forma net income. This pro forma information is not prepared in accordance with generally accepted accounting principles (GAAP).


                                                            Three Months Ended                  Fiscal Year Ended
                                                   --------------------------------------    ------------------------
                                                     Jan. 2,       Jan. 4,       Oct. 3,       Jan. 2,       Jan. 4,
                                                       2005          2004         2004          2005          2004
                                                   --------------------------------------    ------------------------
Pro-Forma operating costs and expenses......       $   24,129    $   22,095    $   23,596    $   93,629    $   84,826
Pro-Forma operating income (loss)...........       $   (1,586)   $    3,125    $     (193)   $    4,607    $    5,350
Pro-Forma net income........................       $      647    $    2,991    $    1,179    $    8,196    $    8,463
Pro-Forma basic earnings per share..........       $     0.03    $     0.12    $     0.05    $     0.32    $     0.34
Pro-Forma diluted earnings per share........       $     0.03    $     0.11    $     0.05    $     0.31    $     0.32



                        PRO-FORMA TO GAAP RECONCILIATION
                            (unaudited, in thousands)


                                                            Three Months Ended                  Fiscal Year Ended
                                                   --------------------------------------    ------------------------
                                                     Jan. 2,       Jan. 4,       Oct. 3,       Jan. 2,       Jan. 4,
                                                       2005          2004         2004          2005          2004
                                                   --------------------------------------    ------------------------
Pro-Forma net income........................       $      647    $    2,991    $    1,179    $    8,196    $    8,463

Amortization of acquisition-related
 intangibles................................             (663)         (663)         (662)       (2,651)       (2,670)
Gains on sales and write-downs of strategic
 equity investments, net of tax.............                -             -             -             -            91
RTSX-S testing costs and inventory
 write-off..................................           (3,151)            -             -        (3,151)            -
Adjustment of legal accrual, net of tax
 impact.....................................                -             -             -             -           344
                                                   ----------    ----------    ----------    ----------    ----------
GAAP net income (loss)......................       $   (3,167)   $    2,328    $      517    $    2,394    $    6,228
                                                   ==========    ==========    ==========    ==========    ==========

                                ACTEL CORPORATION

                           CONSOLIDATED BALANCE SHEETS
                            (unaudited, in thousands)



                                                                                              Jan. 2,       Jan. 4,
                                                                                               2005          2004
                                                                                           ------------  ------------
                                     ASSETS

Current assets:
   Cash and cash equivalents...........................................................    $      6,405  $     13,648
   Short-term investments..............................................................         148,297       144,765
   Accounts receivable, net............................................................          17,686        20,537
   Inventories, net....................................................................          41,218        38,664
   Deferred income taxes...............................................................          22,230        18,786
   Prepaid expenses and other current assets...........................................           4,831         3,561
                                                                                           ------------  ------------
         Total current assets..........................................................         240,667       239,961
Property and equipment, net............................................................          22,804        19,935
Goodwill, net..........................................................................          32,142        32,142
Other assets, net......................................................................          19,677        24,719
                                                                                           ------------  ------------
                                                                                           $    315,290  $    316,757
                                                                                           ============  ============



                      LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
   Accounts payable....................................................................    $     11,397  $     13,140
   Accrued salaries and employee benefits..............................................           6,776         7,081
   Other accrued liabilities...........................................................           4,364         6,117
   Deferred income on shipments to distributors .......................................          23,658        22,545
                                                                                           ------------  ------------
         Total current liabilities.....................................................          46,195        48,883
Deferred compensation plan liability...................................................           3,258         2,658
Deferred rent liability................................................................           1,044           783
                                                                                           ------------  ------------
         Total liabilities.............................................................          50,497        52,324
Shareholders' equity...................................................................         264,793       264,433
                                                                                           ------------  ------------
                                                                                           $    315,290  $    316,757
                                                                                           ============  ============